January 30, 2007

DREYFUS INSURED MUNICIPAL BOND FUND, INC.

Supplement to Prospectus dated September 1, 2006

     The fund’s Board of Directors has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the fund and Dreyfus Bond Funds, Inc., on behalf of Dreyfus Municipal Bond Fund (the “Acquiring Fund”). The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund (the “Reorganization”).

     It is currently contemplated that holders of fund shares as of January 26, 2007 (the “Record Date”) will be asked to approve the Agreement on behalf of the fund at a special meeting of shareholders to be held on or about April 4, 2007. If the Agreement is approved, the Reorganization will become effective on or about April 18, 2007.

     In anticipation of the Reorganization, on November 17, 2006, the fund was closed to any investments for new accounts.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-645-6561.